

November 2020

# INVESTOR PRESENTATION

LANDSEA®
HOMES
*Live in your element®*

# DISCLAIMER

This presentation is contemplates a business combination (the "Transaction") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among LF Capital Acquisition Corp., a Delaware corporation ("LF Capital"), LFCA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of LF Capital, Landsea Holdings Corporation, a Delaware corporation, and Landsea Homes Incorporated, a Delaware corporation and wholly-owned subsidiary of Landsea Holdings Corporation ("Landsea", together with LF Capital, "we" or "us"), dated as of August 31, 2020. This presentation discusses a the Transaction and does not purport to be all-inclusive or to give you any legal, tax or financial advice. This presentation does not constitute or involve, and should not be taken as constituting or involving, the giving of any investment advice, or the making of any representation, warranty or covenant whatsoever by LF Capital, Landsea or any other person.

This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of LF Capital, Landsea or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or as a recommendation with respect to the voting, purchase or sale of any security or as to any other matter.

The information presented herein is not a complete description and is not an offer to buy or sell any securities of any Company.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

Forward-Looking Statements

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, conveying the expectations of management of LF Capital and/or Landsea as to the future based on plans, estimates and projections at the time LF Capital and/or Landsea makes the statements. Forward-looking statements involve inherent significant risks and uncertainties and we caution you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this presentation include, but are not limited to, statements related to the Transaction between us and the proposed terms thereof, Landsea's business, industry, strategy and ability to grow, the anticipated future business and financial performance of the combined company following the Transaction, the anticipated timing of the transactions described herein, the ability to complete the transactions on the terms and within the timeframe contemplated herein, the ability to finance the Transaction and any investor redemptions, the ability of the parties to the transaction to satisfy the closing conditions to the transaction, and the potential impact the transactions contemplated hereby will have on LF Capital and the Company Group and their respective businesses.

You can identify these statements by forward-looking words such as "may", "expect", "anticipate", "contemplate", "believe", "estimate", "plans," "intends", "targets," "will," "expects," "suggests," "anticipates," "outlook," "continues," "projects," "forecasts", "continue" or similar words. You should read statements that contain these words carefully because they: discuss future expectations; contain projections of future results of operations or financial condition; or state other "forward-looking" information.

The forward-looking statements contained in this presentation are based on our current expectations about future events and trends that it believes may affect LF Capital's, Landsea's or the combined company's financial condition, results of operations, strategy, short-term and long-term business operations and objectives and financial needs. You should not place undue reliance upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements contained herein are reasonable, no guarantee can be made as to future results, performance or achievements. There may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this presentation provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account, our ability to finance and consummate the Transaction, the benefits of the Transaction, the business prospects of Landsea, expansion plans and opportunities, the impact of the COVID-19 pandemic and its effects on us, our respective businesses, vendors, customers and communities, U.S. and world financial markets, potential regulatory actions, changes in stakeholder behaviors, and impacts on and modifications to our operations, businesses, or financial condition relating thereto. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this disclaimer. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Transaction, LF Capital Acquisition Corp. filed a definitive proxy statement with the SEC on November 23, 2020 (the "Proxy Statement"). LF Capital Capital Acquisition Corp. will mail the Proxy Statement and other relevant documents to its stockholders beginning on or about November 27, 2020. This presentation is not a substitute for the Proxy Statement or any other document that LF Capital Acquisition Corp. may file with the SEC in connection with the Transaction (collectively, including any amendments or supplements to any of the foregoing, the "Additional Documents"). This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation to buy any securities and does not constitute any form of commitment or recommendation on the part of us, our respective representatives and advisors, or any of their respective subsidiaries, affiliates or associated companies, or any other person or entity. STOCKHOLDERS OF LF CAPITAL ACQUISITION CORP. ARE URGED TO READ THE PROXY STATEMENT AND ANY ADDITIONAL DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT US, THE TRANSACTION AND RELATED MATTERS.

Stockholders of LF Capital Acquisition Corp. are able to obtain free copies of the Proxy Statement and any Additional Documents containing important information about the Transaction by visiting a website maintained by the SEC at http://www.sec.gov or by contacting LF Capital Acquisition Corp. at 600 Madison Avenue, Suite 1802, New York, NY 10022, phone number (212) 319-6550.

# DISCLAIMER

Participants in the Solicitation

LF Capital Acquisition Corp., Landsea, their respective affiliates, and each of their respective directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LF Capital Acquisition Corp. in connection with the Transaction.

Information regarding the identity of LF Capital Acquisition Corp.'s directors and executive officers and their ownership of its common stock is set forth in LF Capital Acquisition Corp.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 24, 2020, and in its prior proxy statements, including the proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on October 30, 2019. Additional information regarding the interests of such participations in the Transaction is available in the Proxy Statement and the Additional Documents. You may obtain free copies of these documents through the SEC's website or by contacting LF Capital Acquisition Corp., as described above.

Non-GAAP Financial Metrics

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Any non-GAAP financial measures and other non-GAAP financial information used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial measures prepared in accordance with GAAP. Non-GAAP financial measures and other non-GAAP financial information is subject to significant inherent limitations.

We believe that the disclosure of these "non-GAAP" financial measures presents additional information which, when read in conjunction with our consolidated financial statements prepared in accordance with GAAP, assists in analyzing our operating performance and the Transaction. Additionally, we believe this financial information is utilized by regulators and market analysts to evaluate a company's financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures is provided in Appendix B to this presentation.

Market and Industry Data

Market data and industry data used throughout this presentation is based on information derived from third party sources, each of our management's knowledge of their respective industries and businesses, and good faith estimates by our management teams. While we believe that the third party sources from which market and industry data has been derived are reputable, we have not independently verified such market and industry data, and you are cautioned not to give undue weight to such market and industry data.

Use of Projections

The projections included herein are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of the LF Capital and Landsea with respect to, among other things, general economic, market, interest rate and financial conditions, the availability and cost of capital for future developments, the timing of borrowers repaying developments, competition within Landsea's markets, real estate and market conditions. The projections were not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for prospective financial information or GAAP.

None of the assumptions underlying the projections may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may materially differ.

For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the information set forth below should not be regarded as an indication that the projections will be an accurate prediction of future events, and they should not be relied on as such. We have not, nor any of our respective affiliates, advisors or other representatives has made, or makes, any representation to any stockholder regarding the information contained in the projections and, except as required by applicable securities laws, neither of us intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even in the event that any or all of the assumptions are shown to be in error.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF ANY SECURITIES. THE COMPANY WILL MAKE ANY OFFER TO SELL SECURITIES ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT. THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR AMEND FOR ANY REASON ANY OFFERING AND TO REJECT ANY SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART FOR ANY REASON.

# TODAY'S SPEAKERS



## Scott Reed

*CEO & President, LF Capital*

Founder of BankCap Partners, a bank-focused private equity firm

Director at Silvergate Capital (public), InBankshares (public), Vista Bancshares (private), Uncommon Giving (private)

Formerly with Swiss Bank/O'Connor (derivatives trading), Bain & Co (strategy consulting), Bear Stearns (investment banking)



## John Ho

*Chief Executive Officer, Landsea Homes*

Established Landsea Holdings Corporation in 2013, overseeing the significant growth of the business from its first land acquisition to most recent homebuilder acquisitions

Former Director/VP at Jones Lang LaSalle

Previously Director at Colliers International



## Michael Forsum

*President and Chief Operating Officer, Landsea Homes*

30+ years of experience in the industry, key in expanding business into new markets and setting up strategy of growth by identifying potential opportunities in Texas and Florida

Former Co-Founder of Starwood Land Ventures and Arcadia DMB Capital

Previously Western Region President at Taylor Woodrow/Morrison

LANDSEA HOMES
Live in your element®

# LANDSEA HOMES TO MERGE WITH LF CAPITAL[1]

Transaction takes public a growth-oriented, well-capitalized homebuilder focused on High Performance Homes in desirable core markets of California and Arizona

## Summary of Key Terms

Total equity value of $497 million implies an investment entry point at 0.83x pro forma TBV

Landsea Green ("Parent") to roll 100% of existing equity, with meaningful cash on balance sheet to fund future growth

LF Capital sponsor has agreed to restructure its shareholdings to support the transaction:
- Forfeit 2.26 million private warrants and 600k sponsor promote shares and place a further 500k sponsor promote shares into earnout with a $14/ share hurdle
- Transfer 2.2 million private warrants and 500k sponsor promote shares to Parent (with the same $14/share hurdle as above)

LF Capital has entered into forward purchase agreements with certain investors to purchase up to $35 million shares of common stock in the aftermarket

Concurrent with the transaction, LF Capital intends to offer public warrant holders the right to receive $1.85 per warrant in exchange for a 90% reduction in the conversion ratio for the public warrants

Transaction expected to close 4Q2020

## Illustrative Pro Forma Ownership[4]



Public Ownership
26.4%
Landsea Green Ownership
69.2%
4.4%
SPAC Sponsor Ownership

| PF OWNERSHIP | | |
|---|---|---|
| Landsea Green | 32.6m | $344 |
| Public | 12.4m | $131 |
| SPAC Sponsor | 2.1m | $22 |
| **Total[1]** | **47.1m** | **$497** |

| PRO FORMA VALUATION AT CLOSE | | |
|---|---|---|
| LFAC Estimated Trust Value at Closing | | $10.57 |
| Pro Forma Shares Outstanding | | 47.1m |
| **Total Equity Value** | | **$497.3** |
| Pro Forma Net Debt | | $117.3 |
| **Pro Forma Enterprise Value** | | **$614.6** |
| **Valuation** | | |
| PF Tangible Book Value[2] | $601.4 | 0.83x |
| 2021E Op. EBITDA | $86.9 | 7.1x |
| 2022E Net Income | $74.7 | 6.7x |

| SOURCES & USES ($m) | | | |
|---|---|---|---|
| Cash in Trust[3] | $129 | Cash to Balance Sheet | $107 |
| Seller Rollover Equity | 344 | Seller Rollover Equity | 344 |
| | | Transaction Expenses[5] | 22 |
| **Total Sources** | **$473** | **Total Uses** | **$473** |

Rare opportunity to invest in a high-quality, fast-growing homebuilder at 0.83x tangible book value

Landsea has a conservative pro forma net debt-to-net book capitalization ratio of 18.5% and strong liquidity position with $192m of pro forma cash.

**Source**: Company information **Notes:** 1) Assumes no redemptions, warrant dilution, or amendment to the terms of the public warrants 2) Tangible book value of $494m at 9/30/20 plus $107m net proceeds from merger 3) Estimated trust value at closing 4) Ownership does not include achievement of earnouts, exercise of warrants, or amendment to the terms of the public warrants 5) Includes expected target company transaction fees and deferred IPO fees.

# WHAT WE DO

Driven by a pioneering commitment to sustainability, Landsea Homes designs and builds homes and communities throughout the nation that reflect modern living – inspired spaces and features, built in vibrant, prime locations where they connect seamlessly with their surroundings and enhance the local lifestyle for living, working and playing. And the defining principle, "Live in Your Element®," creates the foundation for our customers to live where they want to live, how they want to live – in a home created especially for them.


LANDSEA
HOMES
Live in your element

# WHY WE EXIST

At Landsea Homes, we exist to make a positive impact on the lives of our employees, customers and all stakeholders by revolutionizing the industry. It starts with the acknowledgment that incredible customer experiences begin with incredible employee experiences. That commitment extends to our financial and building partners, whom we strive to provide with consistency and predictability. And it's all manifested in homes and communities that are more than just structures and developments. Taken together, they are the single most important place in life.



LANDSEA® HOMES
Live in your element®

# LANDSEA SNAPSHOT



NY
NJ
CA
AZ

## Overview

Landsea was founded in 2013 and commenced U.S. homebuilding operations in 2014

Headquartered in Newport Beach, CA

Growth-oriented homebuilder focused on entry-level and move-up price points in desirable U.S. markets with a concentration in Arizona and California

Completed acquisitions of Pinnacle West Homes in 2019 and Garrett Walker Homes in 2020

The High Performance Homes program, developed by Landsea Homes, is an industry-leading program that provides homebuyers with focus on home automation, sustainability and energy savings

HPH™ High Performance Homes

**Unique product differentiation strategy through new home innovation and cutting-edge technology, including a strategic partnership with a "Big Five" technology company.**

## Q3 – 2020 Operating Highlights

### Operating Metrics

| | | | |
|---|---|---|---|
| 1,623<br>LTM Orders | 29<br>Active Communities | 1,218<br>LTM Deliveries | $595k<br>ASP of Deliveries |
| 922<br>Backlog Units | $440m<br>Backlog Value | $477k<br>Backlog ASP | 6,838<br>Lots Owned & Controlled |

### Financial Metrics

| | | | |
|---|---|---|---|
| $736m<br>LTM Revenues | 21.1%<br>LTM Adj. Homebuilding GM % | $69m<br>LTM Adjusted EBITDA | $913m<br>Total Assets |

**Source**: Landsea Homes Management

# COMPANY HIGHLIGHTS

- Focused on entry-level and move-up homes in high-growth markets
- Strategically desirable portfolio of land positions and communities, creating significant value
- Expertise in executing acquisitions and developing high-quality communities
- Strong financial performance and solid balance sheet provide firepower for growth
- Differentiated platform rooted in innovation, energy efficiency and sustainability that attracts today's homebuyers
- Experienced leadership with entrepreneurial culture driving fundamental execution

# DIFFERENTIATED PLATFORM

## ADDRESSING THE NEEDS OF TODAY'S HOMEBUYER

The High Performance Homes program is an industry-leading program that provides homebuyers with a three-tiered approach that includes **home automation**, **sustainability** and **energy savings**.

Designed to provide a superior living environment, the program is aimed at enhancing a home's comfort and durability, improving indoor air quality, delivering cutting-edge home automation solutions through a strategic partnership with a "Big Five" technology company, reducing energy costs and lessening the consumption of the earth's precious resources.

HPH™ High Performance Homes

### Home Automation

*Live the Connected Life*

- Meshnet wireless internet
- Apple TV® included
- White glove service for lifestyle customization setup

### Sustainability

*To Live Lightly on the Land*

- Construction material waste reduced by 10% to 25% (plaster, drywall, plumbing)
- Architecturally designed to provide a lighter environmental imprint

### Energy Savings

*Modern Living Made Smarter*

- Enhanced insulation
- Tankless water heater
- LED & ENERGY STAR® features to use less energy


LANDSEA HOMES
HPH
Live the High Performance Life

LANDSEA® HOMES *Live in your element®*

# DIFFERENTIATED PLATFORM

## ADDRESSING THE NEEDS OF TODAY'S HOMEBUYER

The LiveFlex program offers today's homebuyers smarter and more thoughtful ways to personalize their home with Flex and Flex Plus packages that transform a bedroom or loft to adapt to their lifestyle. Creating designated spaces for functional and technology-forward home offices, at-home fitness hubs and education-friendly spaces has become essential.

The REME HALO® system was chosen over all other air scrubbers and passive HVAC filtration systems due to its effectiveness in purifying every cubic inch of air.

Provides whole home and building purification:

- Dual ionizers to reduce airborne particulates such as dust, dander, pollen and mold spores
- Kills up to 99% of bacteria, mold and viruses
- New zinc ions that kill 99% of viruses on surfaces

REME HALO® systems have been installed in all model homes for the health and safety of our employees and prospects.

LiveFlex™


One Space. Endless Possibilities.
Education-Friendly Spaces
At-Home Fitness Hubs
Technology-Forward Home Offices

REME HALO® WHOLE HOME AIR PURIFIER

LANDSEA® HOMES Live in your element®

# LEADING THE VIRTUAL SALES PROCESS

Landsea Homes was well positioned to quickly adapt to the current conditions caused by COVID-19 and is an industry leader in the use of innovative technology to maximize the experience for future residents.

Giving home shoppers a "you are here" experience with a variety of online tools:

- Micro Community Videos
- Photo Galleries
- 360° Virtual Tours
- Interactive Floor Plans
- Interactive Area and Site Maps

Dedicated Inside Sales Counselors support all division/ community web leads, phone calls and on-site appointments seven days a week.


A Personalized Digital Experience
Virtually at Your Service
INTERACTIVE FLOOR PLANS
INTERACTIVE COMMUNITY MAP
INTERACTIVE AREA MAP
VIRTUAL 360° HOME TOURS


Explore Our Virtual Tools
PHOTOS
FLOOR PLANS
COMMUNITY MAPS
AREA MAPS
360° HOME TOURS
Help | Terms | Matterport

1/1/20 – 9/30/20

**641,700**
Unique Web Users

**33,560**
Direct Phone Calls to Inside Sales

**2,354**
Total On-Site Appointments

**1,476**
Net Orders

# STRONG FUNDAMENTALS
## UNDERPIN THE HOMEBUILDER MARKET

### Homebuilding Tailwinds

Single-family homes are becoming a more meaningful component of lifestyle in a post-COVID world

Low-interest rate environment for the foreseeable future

Generational shift with millennials moving from dense, urban locations

Underlying housing demand is robust with supply lagging new household formations (a trend that is forecasted to continue)

### Low-Rate Environment and Generational Shift Are Facilitating Growth

Homebuyer Demand Index – Seasonally Adjusted[1]



120
100
80
60
Jan-17
Jan-18
Jan-19
Jan-20
Oct. 4, 2020:
+35%

30-Year Mortgage Rate[2]



17.3%
10.1%
7.1%
6.2%
2.8%
'82
'91
'01
'07 / '08
Today

### Housing Supply Returning to '01 Levels

Months Housing Supply[3]



9.8
8.2
3.8
9.6
3.6
'82
'91
'01
'07 / '08
Today

**Source and Notes**: 1) Redfin 2) Federal Reserve Bank of St. Louis as of 11/5/2020 3) Federal Reserve Bank of St. Louis as of September 2020

LANDSEA HOMES
*Live in your element*

# FAVORABLE DYNAMICS

## ENTRY-LEVEL AND FIRST MOVE-UP HOMES

### Millennials

The largest generation in the U.S. labor force (35%)[1]

Have become the largest cohort of homebuyers at 37% of all homebuyers[2]

From 2014 to 2018, U.S. household formations averaged ~1.3m/year as compared to ~740k from 2007 to 2013[4]

### Urgency & Convenience

More homebuyers are entering the market due to COVID-related reasons, including better mortgage rates/prices, disliking home layout or needing a larger home

Most recent buyers who purchased new homes were looking to avoid renovations and looked for customization[1]

### 9% of Buyers Nationally Are Expediting Purchases from Their Shelter-in-Place Experiences[3]



17% Northern Cal
11% Florida
11% Southeast
11% Texas
9% National
8% Midwest
7% Northwest
6% Southern Cal
6% Northeast
5% Southwest

### 51% of Builders Selling to First-Time Buyers Note Increased Buyer Urgency[3]



First-Time
12%
39%
19%
20%
10%
Move-Up
5%
35%
23%
26%
10%
Luxury
2%
13%
20%
38%
27%
Active Adult
4%
14%
35%
46%
Empty Nester
11%
23%
43%
23%
Significantly increased urgency
Somewhat increased urgency
No change
Somewhat decreased urgency
Significantly decreased urgency

**Source**: National Association of Realtors, Pew Research, John Burns Real Estate Consulting survey, Federal Reserve of St. Louis
**Notes:** 1) Pew Research 2) As of 8/16/2019 3) John Burns Real Estate Consulting – Independent survey data as of May 2020 4) Federal Reserve Household Estimates as of July 2020.

LANDSEA® HOMES
*Live in your element®*

# FOCUSED ON ENTRY-LEVEL HOMES
## IN HIGH-GROWTH GEOGRAPHIES



Entry-Level
90%
6,132
7%
450
Move-Up
4%
256
Other

Lots Owned/Controlled[1]
by Product Class



California
30%
2,079
1%
50
New York
Arizona
69%
4,709

Supply of Lots[1] by State

Source: Landsea Homes Management **Note:** 1) As of September 30, 2020

# FOCUSED ON ENTRY-LEVEL HOMES
## IN HIGH-GROWTH GEOGRAPHIES


Move-Up
33%
$233m
1%
$5m
Other
Entry-Level
66%
$459m

2020E Revenue by Product Class


California
53%
$371m
Arizona
47%
$326m

2020E Revenue by Geography

**Source**: Landsea Homes Management

# IMPRESSIVE OPERATING RESULTS YEAR TO DATE

## DESPITE COVID SHUTDOWNS

Landsea's strategic shift toward lower $ASP homes has driven strong performance in 2020

Rebound from March underpinned by Landsea's differentiated platform and target price points

Backlog value at the end of September was $439.6M

### Pro Forma Dollar Value of Orders ($m)



$733
$476
+ 54%
$247
$185
$207
$279
$198
$93
Q1
Q2
Q3
YTD

Net order momentum early in 2020 resulted in a record February for Landsea

June net orders demonstrate resiliency in core markets of Arizona and California

Backlog units at the end of September was 922

### Pro Forma Orders (Units)



1,476
892
+ 65%
512
460
504
337
346
209
Q1
Q2
Q3
YTD

2019 2020

**Source**: Landsea Homes Management

LANDSEA® HOMES *Live in your element®*

# Q3 HIGHLIGHTS

## Third Quarter 2020 Highlights Compared to Third Quarter 2019

- Reported record results and growth across nearly every financial metric
- Monthly absorption rate of 5.9 sales per active community
- Average sales price for net new home orders of $554,000 and average sales price for backlog of $477,000
- Home deliveries increased 195% to 433 units compared to 147 units in the prior year period
- Total lots owned and controlled increased 7% to 6,838 compared to 6,390 at June 30, 2020

78%
$218.5m
Total Revenue

86%
$20.3m
Adjusted EBITDA

73%
$9.8m
Adjusted Net Income

504 Homes
$279.1m
Net Home Orders

922 Homes
$439.6m
Homes in Backlog

**Source**: Landsea Homes Management **Notes:** Percentage changes shown for revenue, adjusted EBITDA and adjusted net income compare to the prior year.

LANDSEA® HOMES *Live in your element*®

# OUR CORE MARKETS: CALIFORNIA

## Most populous state in the U.S., benefiting from stable employment growth and supply-constrained housing markets

Third-fastest growing state in the country in terms of numeric population growth[1]

From 2012 to 2017, had median household income in the top 15 and rose 16.5% from 2014 to 2018[2]

San Francisco metro area housing market median sale price growth of 11% since 2015[3]

Los Angeles metro area housing market median sale price growth of 15% since 2015[3]

Growing opportunity to service outside metro areas as demand increases for lower priced homes

### INDUSTRY RECOGNITION

**"Best of OC" Awards**
Best New Home Builder
Best New Home Community – IronRidge

**Times OC Readers' Choice Awards**
Best New Home Builder

**BIA SoCal Real Estate Awards**
Best Innovative Use of Technology and
Best Architectural Design – Lido Villas


NORTHERN CALIFORNIA DIVISION
San Francisco
Fremont
Tracy
San Jose


SOUTHERN CALIFORNIA DIVISION
Ontario
Los Angeles
Orange County

## NORTHERN CALIFORNIA


Abigail Place, Danville


Verandah, Novato


The Vale, Sunnyvale


Skylark, Newark


Relevae, Orinda


Catalina, Santa Clara

## SOUTHERN CALIFORNIA


Crestley, Chatsworth


Lido Villas, Newport Beach


The Westerly, Simi Valley


Neuhouse, Ontario


ShadeTree, Ontario


IronRidge, Lake Forest

**Source**: U.S. Census Bureau, Bureau of Economic Analysis **Notes:** 1) 2017 – 2018 2) In current dollars 3) LTM avg. as of May 20 vs. LTM avg. as of May 2015.

# CASE STUDY: THE VALE, SUNNYVALE, CA

## Project Overview

Acquired 25 acres of entitled land (former AMD semiconductor plant)

- Master-planned community of 450 townhomes between three distinct communities
- Landsea was the master developer for all three communities
- Built out two communities for total of 314 attached row-style townhomes
- Sold one community consisting of 136 attached townhomes to TMHC

Extremely successful sales, averaging 10 new homes sales per month



| | | | |
|---|---|---|---|
| 314<br>Homes Delivered | $423m<br>Home Sales Revenue | 136<br>Lots Delivered | $63m<br>Lot Sales Revenue |
| 23%<br>Home Sales GM % | 30%<br>Adj. Home Sales GM %1 | $67m<br>Pretax Profit | 14%<br>Pretax Margin % |

**Source**: Landsea Homes Management **Note:** 1) Adjusted home sales GM % excludes interest.

LANDSEA HOMES
*Live in your element*

# PROVEN ACQUISITION PLAYBOOK

## WITH EXPANSION INTO ARIZONA

### Disciplined Approach to Acquisitions

Attractive target in high-value homebuilding markets

Management team with deep experience in the regions it enters

Targeting the “right markets”

Utilize same discipline developed in California, following the three-step approach

1. Land acquisition in new markets
2. Develop relationships and sub-contractor list while pursuing accretive acquisitions
3. Builder acquisition

   Retain employees, further build out relationships and scale

### Acquirer of Choice

Strategic focus on roll-up strategy, targeting undercapitalized players who have built up their businesses as far as they can with local capital

Owners looking to sell to the right player who will take care of the employees

**Deep relationships and strong institutional knowledge across geographies**

**Source**: Landsea Homes Management

# PROVEN ACQUISITION PLAYBOOK

## WITH EXPANSION INTO ARIZONA

### Entered the Arizona market with two acquisitions in the last 12 months

**Created a top 5 homebuilder in Arizona, as of YTD April 2020, with over 1,200 deliveries in 2020**

Provides significant diversification outside the California market

Gives Landsea land positions within best-selling master-planned communities and lots that are complementary to current portfolio

PINNACLE WEST HOMES
ELEVATE YOUR LIFE

(Acquired in June 2019)

| | |
|---|---|
| $49m<br>2018 Revenue | 180<br>2018 Homes Delivered |
| 16<br>Owned/Controlled Communities | 26%<br>2018 Adj. Homebuilding Gross Margin |

GARRETT-WALKER HOMES

(Acquired in January 2020)

| | |
|---|---|
| $137m<br>2019 Revenue | 510<br>2019 Homes Delivered |
| 18<br>Owned/Controlled Communities | 24%[1]<br>2019 Adj. Homebuilding Gross Margin |

**Source**: Landsea Homes Management **Notes:** 1) Excludes an estimated 5% of selling costs.

# OUR CORE MARKETS: ARIZONA

## High-growth market with strong underlying fundamentals

Fourth-fastest growing state in the country in terms of percent population growth[1]

Top 10 state for personal income growth[2]

From 2014 to 2018, median household income in Arizona rose 26.5%, the eighth-fastest growth rate in the U.S.[3]

25% decline in housing inventory growth since 2015, second-lowest in the U.S.[4]


Centerra, Goodyear


Olive Grove, Glendale


The Villages at North Copper Canyon, Surprise


Sundance, Buckeye


Verrado, Buckeye


Alamar, Avondale


Germann Country Garden Estates, Chandler


Sonora Crossing, Chandler


Harvest, Queen Creek


ARIZONA DIVISION
Surprise
Glendale
Scottsdale
Buckeye
Phoenix
Mesa
Goodyear
Chandler
Queen Creek

**2018**
Sonora Crossing 78 lots and Harvest 90 lots

**2019**
Pinnacle West 20 communities, includes additional phases in some communities

**2020**
Garrett Walker 18 communities, includes additional phases in some communities

**Source**: U.S. Census Bureau, Bureau of Economic Analysis **Notes:** 1) 2017 – 2018 2) % change Q4 19 – Q1 20 3) In current dollars 4) LTM avg. as of May 20 vs. LTM avg. as of May 2015.

LANDSEA HOMES Live in your element®

# LANDSEA GROWTH STRATEGY

## Expand community count in our current operating divisions and grow market share

California
Tracy 306 lots & Sunnyvale 128 lots ($29m)

Arizona
Surprise – 476 lots ($16.6m)

## Maintain an appropriate supply of land in key markets for future buildout

## Diversification across product offerings with a focus on entry-level and first move-up homebuyers in desirable new markets

Created a solid foundation of entry-level homes with select opportunistic infill locations

Explore geographic expansion opportunities in desirable new markets (e.g., Texas and Florida) organically or via M&A

## Strengthen unique brand position through product differentiation

The parent company is a pioneer in the use of green technology homebuilding with the global perspective providing a unique advantage

Landsea High Performance Homes are designed to the highest standards in sustainable building technology, home automation, smart security, energy-saving efficiency and health-centric living

## Gain access to growth capital while keeping conservative leverage profile

Diversify sources of capital by becoming a publicly traded homebuilder in the U.S.

**Source**: Landsea Homes Management

# SUBSTANTIAL GEOGRAPHIC RUNWAY

## FOR FUTURE GROWTH



#19 Seattle
#18
NYC
#7 Washington, D.C.
San Francisco
#13 Las Vegas
#10 Denver
#15 Raleigh
#14 Nashville
#8 Charlotte
#17
#16
Los Angeles
Riverside
#4
#3 Atlanta
Phoenix
#1 Dallas
#20 Jacksonville
#6 Orlando
Austin #5
#2 Houston
Tampa #11
#12 Miami
#9
San Antonio

Rank (of top 20 largest new home markets)

Signifies Landsea presence in market

Signifies markets in which Landsea is currently targeting opportunities

Signifies Landsea core market

**Source**: Builder Magazine (2019)

LANDSEA HOMES *Live in your element*

# ILLUSTRATIVE UPSIDE
## FROM ACQUISITIONS

### Acquisition Firepower

Target Net Debt-to-Net Book Cap


40.1%
21.6%
18.5%
~$408m Acquisition Firepower[1]
Pro Forma Net Debt-to-Net Book Cap

### Key Financial Criteria

#### Homebuilders

**Criteria**

| | |
|---|---|
| 18+% Adj. Home Gross Margin | 6x – 8x EBITDA Multiple |
| 15+% 5-Year IRR | 250k – 500k ASP of Deliveries |

| Target | Geography |
|---|---|
| **Target A** | Texas |
| **Target B** | Florida |

#### Land

**Criteria**

| | |
|---|---|
| 18+% IRR (Finished Lots) | 20+% IRR (Entitled Lots) |
| 22+% IRR (Raw Land) | 18+% Gross Margin |

| Target | Geography |
|---|---|
| **Land A** | Goodyear, AZ |
| **Land B** | Surprise, AZ |
| **Land C** | Anaheim, CA |
| **Land D** | Tracy, CA |

**Source**: Landsea Homes Management **Note:** 1) Assumes no redemptions, no exercise of warrants and no amendment to the terms of the public warrants.

# CAPITAL STRUCTURE
## WITH ROBUST LIQUIDITY

Landsea has a conservative net debt-to-net book capitalization ratio and strong liquidity position with $192m of pro forma cash[1]

| | | |
|---|---|---|
| $309m<br>Total Debt | $85m<br>Cash | $107m<br>Net Proceeds from Merger |
| $117m<br>Pro Forma Net Debt | 18.5%<br>Pro Forma Net Debt/ Net Book Cap | |

### Conservative Capitalization Relative to Peers



Median: 27.6%
18.5%
15.7%
23.6%
27.6%
33.1%
39.7%
42.6%
Landsea Homes[1]
Meritage Homes
MDC
TRI Pointe Homes
M/I Homes
Century Communities
Taylor Morrison

**Significant Financial Flexibility to Execute Our Strategy**

**Source**: Landsea Homes Management, company filings as of September 30, 2020 **Note:** 1) Based on September 2020 balance sheet and pro forma for transaction assuming no redemptions, exercise of warrants, or amendment to the terms of the public warrants.

LANDSEA HOMES
*Live in your element*

# FINANCIAL PROJECTIONS

## Strong Backlog of $440m Anchors Forecasted Assumptions

### Deliveries (Units)



CAGR '19 – '22: 64%
290
597
1,462
1,979
244
1,735
2,657
932
1,725
2018
2019
2020E
2021E
2022E

### ASP of Deliveries (Thousands)



$1,199
$953
$476
$446
$445
2018
2019
2020E
2021E
2022E

### Medium-Term Target

| | |
|---|---|
| $1.2b – $1.3b<br>Revenue | 30% – 40%<br>Net Debt to Net Book Cap |
| 12% – 13%<br>Operating EBITDA Margin | 10% – 12%<br>ROE |

### Revenue (Millions)



CAGR '19 – '22: 23%
$379
$631
$697
$883
85
798
$1,183
326
857
2018
2019
2020E
2021E
2022E

### Adj. Net Income (Millions)



CAGR '19 – '22: 27%
$26
$38
$28
$44
8
36
$75
28
47
2018
2019
2020E
2021E
2022E

### Net Debt to Net Book Capitalization



20%
6%
6%
22%
29%
2018
2019
2020E
2021E
2022E

Owned/Controlled Land & Future Land Acquisitions    Future Business Acquisition

**Source**: Landsea Homes Management

LANDSEA HOMES *Live in your element*

# ROBUST FINANCIAL PROFILE
## AND OPERATING MOMENTUM

### Revenue Growth Compared to Peers

'20E - '22E



11%
Peer Median
30%
18%
15%
12%
11%
6%
3%
Landsea
MDC
MTH
THMC
CCS
TPH
MHO

### Adjusted Net Income Growth Compared to Peers

'20E - '22E



18%
Peer Median
72%
31%
19%
17%
9%
NA
NA
Landsea
MDC
CCS
MTH
TPH
MHO
TMHC

### Fully Adj. Homebuilding GM Compared to Peers

2021E



21%
23%
23%
21%
20%
20%
21%
Peer Median
NA
Landsea
TPH
MTH
MHO
MDC
TMHC
CCS

### Operating EBITDA Margin Compared to Peers

2021E



10%
14%
14%
13%
11%
11%
13%
Peer Median
NM
Landsea
MTH
TPH
MDC
CCS
TMHC
MHO

**Source**: Management; Broker estimates as of November 5, 2020

LANDSEA HOMES Live in your element®

# DESIRABLE VALUATION ENTRY POINT

## P/TBV

1.30x
Peer Median


0.83x[1]
1.75x
1.65x
1.38x
1.22x
1.21x
1.16x
Landsea
MTH
MDC
CCS
TMHC
MHO
TPH

## EV/Inventories

1.21x
Peer Median


0.84x
1.52x
1.46x
1.26x
1.16x
1.07x
1.06x
Landsea
MTH
MDC
CCS
TMHC
MHO
TPH

## 2021E P/E

7.4x
Peer Median


11.7x
6.8x
7.8x
7.6x
7.5x
7.3x
6.9x
6.4x
Landsea '21
Landsea '22
MDC
CCS
MTH
TPH
MHO
TMHC

## 2021E EV/EBITDA

6.0x
Peer Median


7.1x
7.8x
6.1x
6.0x
5.9x
5.6x
NA
Landsea
TMHC
CCS
MDC
TPH
MTH
MHO

**Source**: Management; Broker estimates as of November 5, 2020 **Notes:** 1) Based on PF TBV including $107m net proceeds from merger 2) EBITDA for Landsea Homes represents operating EBITDA.

LANDSEA® HOMES
*Live in your element®*

# CORPORATE GOVERNANCE

## Experienced Board with Independent Directors

2 directors designated by LFAC will be on the Board

Independent director review of related-party transactions

Annual elections for all directors

Need more than 70% shareholder vote in order to change charter or bylaws

## Audits Completed by Big Four Accounting Firm (PwC)

Have been audited by PwC for the last 4 years

## Landsea Homes Management Team

Located in Newport Beach, CA

No shared operational resources with Landsea Green

100% of Landsea Homes employees locally hired

## Experienced U.S. Board Members



Ming (Martin) Tian
Chairman, Landsea Green
Years in Industry: 25



Qin (Joanna) Zhou
Chief International Business Officer, Landsea Green
Years in Industry: 25



Bruce Frank
Former Assurance Senior Partner at E&Y
Years in Industry: 35



Tom Hartfield
Former Managing Director and Partner at Houlihan Lokey Howard & Zukin
Years in Industry: 30



Robert Miller
Currently a Partner at the Law Firm, Lubin Olson & Niewiadomski LLP
Years in Industry: 20



John Ho
Chief Executive Officer, Landsea Homes
Years in Industry: 16



Scott Reed
President & Chief Executive Officer, LF Capital
Years in Industry: 28



Elias Farhat
Director, LF Capital
Years in Industry: 30



Tim T. Chang
Partner at Musick Peeler & Garrett, LLP
Years In Industry: 26

# COMPANY HIGHLIGHTS

Focused on entry-level and move-up homes in high-growth markets

Strong financial performance and solid balance sheet provide firepower for growth

Strategically desirable portfolio of land positions and communities, creating significant value

Differentiated platform rooted in innovation, energy efficiency and sustainability that attracts today's homebuyers

Expertise in executing acquisitions and developing high-quality communities

Experienced leadership with entrepreneurial culture driving fundamental execution

# A

# APPENDIX



# HIGHLY EXPERIENCED EXECUTIVE MANAGEMENT TEAM



### John Ho

*Chief Executive Officer*

Industry Experience: 15 years

Former Director/VP at Jones Lang LaSalle

Previously Director at Colliers International



### Michael Forsum

*President and Chief Operating Officer*

Industry Experience: 30 years

Former Co-Founder of Starwood Land Ventures and Arcadia DMB Capital

Previously Western Region President at Taylor Woodrow/Morrison



### Franco Tenerelli

*Chief Legal Officer*

Industry Experience: 17 years

Former Western Regional Counsel at Toll Brothers

Previously an attorney at Holland & Knight LLP



### Mike Cunningham

*SVP Accounting and FP&A*

Industry Experience: 15 years

Former VP/Corporate Controller at The New Home Company

Previously at John Laing Homes and E&Y



### Michelle Byrge

*Vice President Corporate Marketing*

Industry Experience: 18 years

Former VP of Marketing at Oakwood Homes and Henry Walker Homes

Previously worked for Richmond American Homes



### Josh Santos

*Division President Northern California*

Industry Experience: 14 years

Former VP of Sales at Richmond American Homes

Previously worked for Shea Homes



### Tom Baine

*Division President Southern California*

Industry Experience: 28 years

Former VP at Taylor Morrison



### Greg Balen

*Division President Arizona*

Industry Experience: 25+ years

Former President of California Division at Starwood Land Ventures

# PARENT OVERVIEW

**Landsea Group Co. is a top 100 real estate company in China and China's leading green technology residential property developer. Holdings include the following:**

- 30 three-star green building residential projects
- 64% market share for building energy-efficient homes across China
- Leader in the use of comfortable energy-efficient products

**Landsea Group Co. has been developing property internationally since 2001**

- Fourth-largest multifamily developer in China
- Operates assisted living and memory care facilities in six cities
- Majority shareholder of Landsea Green Group Co. Ltd., Landsea's parent

**Supplies homes and related services to the following:**

- Over 300,000 customers
- Over 20 cities in China
- Total developed GFA over 18 million square miles

**Has a real estate investment management business with over $1 billion under management**



Revenue ($m)[1]
$268
$723
$927
$1,108
$1,275
2015
2016
2017
2018
2019
Operating Profit ($m)[1]
$110
$143
$175
$311
$272
2015
2016
2017
2018
2019
Real Estate Inventories ($b)[1]
$1.2
$1.6
$1.1
$1.4
$1.2
2015
2016
2017
2018
2019
Total Assets ($b)[1]
$2.1
$2.7
$3.0
$4.0
$3.9
2015
2016
2017
2018
2019

**Note**: 1) Landsea Green Group Co. Ltd. and Landsea Group Co. assumes 0.149 CNY-USD conversion rate.

# B
# APPENDIX



# FORECAST ASSUMPTIONS

## 1 Overall Theme and Strategy

Focus on entry-level homes, utilizing SPAC proceeds ($107m net proceeds from merger) to:

- Initially paydown debt until new M&A target is identified/under control
- Appropriately increase scale within our current markets

Manage to a 3- to 4-year lot supply based on LTM deliveries and expectation of no joint ventures

Wind down existing NYC positions (two assets) and redeploy that capital into new markets

2020 P&L comes solely from current communities; 2021 P&L expected primarily from communities we own or control and $85m of revenue and $8m of adjusted net income from a NewCo acquisition

## 2 New Markets

Use large portion of transaction proceeds to acquire another builder in a new market

Forecast assumes closing a transaction in 1Q2021 at a conservative multiple compared to Pinnacle West Homes and Garrett Walker Homes

Forecast assumes closing on a second builder in 1Q2022

## 3 Revenue

No additional lot sales; however, depending on market conditions, we may find opportunities to buy a large master plan and sell lots as we've done in the past

## 4 Cost of Goods Sold

Specific to each community based on current budgets

## 5 Expenses

Selling expenses are projected at each community and will vary as a percentage of revenue depending on internal commission rates, level of cobroker participation, local taxes and other marketing and advertising costs of each community

G&A Expenses include expected costs to operate as a public company, including executive and board compensation

## 6 Liquidity

Minimum cash balances between $50m - $60m

Target debt-to-cap ratio of ~40%, but capacity to support a 50% debt-to-cap ratio

We assumed a bond issuance to occur in 1Q2022 and the creation of an unsecured revolver to replace all existing debt

**Source**: Landsea Homes Management

# NEW YORK METRO ASSETS

NY metro market experienced increased traffic and sales pace during the third quarter as restrictions were lifted

Avora has 37 remaining units to sell as of November. The project is expected to close out in 2021

New York metro communities are at full investment and project debt financing is fully committed



NY
NJ

**Operating Metrics**

| Community | Location | Total Units | Units Delivered LTD | Backlog | Unsold Units | ASP $ | Target Buyer | Status of Construction | Type |
|---|---|---|---|---|---|---|---|---|---|
| 14th and 6th | New York City | 50 | 0 | 0 | 50 | $2.5 | Move-Up | Foundation | Consolidated JV |
| Avora | Weehawken, NJ | 184 | 138 | 6 | 40 | $1.2 | Move-Up | Complete | Unconsolidated JV |

*$ in millions*

**Financial Metrics[1]**

| Community | LHI's Contribution % | Total Assets | Debt | Total Liability | Total Equity | LHI Equity | Ptr Equity |
|---|---|---|---|---|---|---|---|
| 14th and 6th | 95% | $86.5 | $51.4 | $54.3 | $32.2 | $30.9 | $1.3 |
| Avora | 51% | $60.5 | $7.0 | $11.4 | $49.1 | $25.0 | $24.1 |

**Source**: Landsea Homes Management **Note**: 1) Preliminary estimates as of September 30, 2020.

# KEY OPERATING METRICS[1]

## Operating Metrics by Quarter


New Home Orders (Units)
59
91
183
147
512
460
504
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20


Home Deliveries (Units)
64
108
147
278
270
237
433
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20


Backlog (Units)
140
216
252
121
640
856
922
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20

**Source**: Landsea Homes Management **Note:** 1) Historicals not pro forma for acquisitions.

LANDSEA® HOMES *Live in your element®*

# SUMMARY P&L

| $ in millions | FYE 12/31 | | |
|---|---|---|---|
| | **2017** | **2018** | **2019** |
| Net Orders (Units) | 120 | 333 | 480 |
| Home Deliveries (Units) | 38 | 290 | 597 |
| Backlog (Units) | 101 | 145 | 121 |
| ASP of Deliveries ($ Thousands) | $757 | $1,199 | $953 |
| Home Sales | $28.8 | $347.8 | $568.9 |
| Lot Sales | 168.6 | 30.8 | 62.1 |
| **Total Revenue** | **$197.3** | **$378.6** | **$631.0** |
| Home Sales Margin | 1.6 | 68.9 | 90.8 |
| Lot Sales Margin | 20.3 | 3.5 | 8.6 |
| **Total Gross Margin** | **$21.9** | **$72.3** | **$99.5** |
| *Fully Adj. Home GM%* | 19.3% | 24.5% | 23.6% |
| *SG&A* | *25.3* | *42.6* | *61.4* |
| *SG&A as a % of Home Sales* | *87.9%* | *12.2%* | *10.8%* |
| **Operating Income** | **($3.4)** | **$29.7** | **$38.1** |
| Income/(Loss) Expense[1] | 3.2 | 11.6 | (9.5) |
| **Pretax Income** | **($0.1)** | **$41.3** | **$28.6** |
| *Pretax Income %* | *(0.1%)* | *10.9%* | *4.5%* |
| Tax Provision | 0.2 | 4.6 | 6.2 |
| Effective Tax Rate % | NM | 11.2% | 21.6% |
| **Net Income** | **($0.3)** | **$36.7** | **$22.4** |
| *Net Income %* | *(0.2%)* | *9.7%* | *3.5%* |
| Profit (Loss) to Noncontrol Interests | 0.1 | 7.5 | 5.2 |
| **Net Income to Landsea** | **($0.4)** | **$29.2** | **$17.2** |
| **Operating EBITDA** | **$5.1** | **$42.0** | **$73.9** |

**Source**: Landsea Homes Management **Note:** 1) Includes other expense (income) and JV income (loss).

LANDSEA® HOMES
*Live in your element®*

# HISTORICAL BALANCE SHEET DETAIL


Book Value ($m)
9%
$480
$533
$565
$554
$505
$515
2017A
2018A
2019A
Q1 2020
Q2 2020
Q3 2020
CAGR


Real Estate Inventories ($m)
5%
$539
$647
$598
$702
$730
$728
2017A
2018A
2019A
Q1 2020
Q2 2020
Q3 2020
CAGR

**Source**: Landsea Homes Management

LANDSEA® HOMES *Live in your element®*

# SUPPLEMENTAL FINANCIAL DISCLOSURE

| | (Unaudited) Nine Months Ended September 30 | | Years Ended December 31 | | | | | |
|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | 2019 | 2020 | 2017A | 2018A | 2019A | 2020E | 2021E | 2022E |
| Home Sales | $293,684 | $449,870 | $28,753 | $347,828 | $568,872 | $696,601 | $882,561 | $1,183,485 |
| Lot Sales | $51,165 | $0 | $168,553 | $30,789 | $62,116 | $0 | $0 | $0 |
| Total Revenue | $344,849 | $449,870 | $197,306 | $378,617 | $630,988 | $696,601 | $882,561 | $1,183,485 |
| *% Growth* | *n.a.* | *30.5%* | *n.a.* | *92%* | *67%* | *10%* | *27%* | *34%* |
| Total Gross Margin | $56,337 | $52,257 | $21,886 | $72,313 | $99,459 | $95,857 | $148,602 | $209,851 |
| *Home Sales GM %* | *16.9%* | *11.6%* | *5.4%* | *19.8%* | *16.0%* | *13.8%* | *16.8%* | *17.7%* |
| *Fully Adj. Home GM%* | *23.6%* | *19.7%* | *19.3%* | *24.5%* | *23.5%* | *20.4%* | *21.4%* | *22.1%* |
| *Lot Sales GM %* | *12.9%* | *n/a* | *12.1%* | *11.2%* | *13.9%* | *0.0%* | *0.0%* | *0.0%* |
| SG&A | $38,005 | $62,855 | $25,261 | $42,579 | $61,406 | $85,431 | $104,385 | $121,001 |
| *SG&A as a % of Home Sales* | *12.9%* | *14.0%* | *87.9%* | *12.2%* | *10.8%* | *12.3%* | *11.8%* | *10.2%* |
| Operating Income | $18,332 | ($10,598) | ($3,375) | $29,734 | $38,053 | $10,426 | $44,218 | $88,850 |
| Net Income to Landsea | $4,282 | ($19,622) | ($413) | $29,184 | $17,200 | $845 | $33,265 | $63,892 |
| EBITDA | $32,018 | $708 | $4,688 | $63,380 | $73,837 | $42,177 | $80,362 | $126,672 |
| Operating EBITDA | $33,863 | $28,863 | $5,146 | $41,967 | $73,874 | $61,934 | $86,949 | $138,276 |
| Adjusted Net Income to Landsea | $16,288 | $8,552 | $1,845 | $26,409 | $37,921 | $27,800 | $43,546 | $74,720 |
| **KPIs** | | | | | | | | |
| Net Orders (Units) | 333 | 1,476 | 120 | 333 | 480 | 1,624 | 2,072 | 2,608 |
| Net Orders Value | $330,741 | $733,024 | $148,000 | $376,000 | $461,325 | $701,204 | $817,161 | $986,435 |
| ASP of Net Orders | $993K | $497K | $1,233K | $1,129K | $961K | $432K | $394K | $378K |
| Deliveries (Units) | 319 | 940 | 38 | 289 | 597 | 1,462 | 1,979 | 2,657 |
| ASP of Deliveries | $921K | $479K | $757K | $1,204K | $953K | $476K | $446K | $445K |
| Average Active Communities | 16.3 | 30.1 | 3 | 8 | 17.5 | 32 | 43 | 52 |
| Net Debt | $194,403 | $222,301 | $115,425 | $132,956 | $33,586 | $45,103 | $188,164 | $307,815 |
| Debt-to-Cap Ratio | 35% | 37% | 22% | 30% | 25% | 16% | 26% | 34% |
| Net Debt-to-Cap Ratio | 25% | 30% | 19% | 17% | 6% | 6% | 20% | 27% |
| Fully Diluted EPS[1] | | | n.m. | $0.60 | $0.36 | $0.02 | $0.69 | $1.32 |
| Fully Diluted Adj. EPS[1] | | | $0.04 | $0.55 | $0.79 | $0.52 | $0.90 | $1.55 |
| Absorption Rate | 2.8 | 5.5 | 3.4 | 3.7 | 2.7 | 3.9 | 4.0 | 4.2 |
| Adjusted ROE[2] | | | 0.4% | 5.0% | 6.4% | 5.3% | 7.8% | 12.0% |

**Source:** Landsea Homes Management **Notes:** 1) Assumes ~48m shares at merger (assuming no redemptions, earnout, warrant dilution or amendment to the terms of the public warrants); adj. EPS calculated using adj. NI 2) Adj. ROE calculated using adj. NI.

LANDSEA® HOMES
*Live in your element®*

# RECONCILIATIONS OF ADJUSTED METRICS

| ADJUSTED HOMEBUILDING GROSS MARGIN | | | |
|---|---|---|---|
| *$ in millions* | | **FYE 12/31** | |
| | **2017** | **2018** | **2019** |
| **Home Sales** | **$28.8** | **$347.8** | **$568.9** |
| Home Sales COGS | (27.2) | (279.0) | (478.1) |
| **Home Sales Gross Margin** | **$1.6** | **$68.9** | **$90.8** |
| *Margin %* | *5%* | *20%* | *16%* |
| Add: Intercompany Interest in COGS | 2.7 | 9.2 | 15.6 |
| Add: Interest in COGS | 1.3 | 7.1 | 24.7 |
| Add: Purch. Acctg. in COGS | - | - | 2.9 |
| **Fully Adj. Home Sales Gross Margin** | **$5.5** | **$85.1** | **$133.9** |
| *Margin %* | *19%* | *24%* | *24%* |

**Source**: Landsea Homes Management

# RECONCILIATIONS OF ADJUSTED METRICS
## CONT'D

| OPERATING EBITDA | | | |
|---|---|---|---|
| *$ in millions* | | FYE 12/31 | |
| | 2017 | 2018 | 2019 |
| **Net Income** | **$(0.3)** | **$36.7** | **$22.4** |
| Add: Tax Provision | 0.2 | 4.6 | 6.2 |
| Pretax Income | (0.1) | 41.3 | 28.6 |
| Add: Third-Party Interest in COGS | 2.0 | 7.2 | 24.7 |
| Add: Interco. Interest in COGS | 2.7 | 9.2 | 15.6 |
| Add: Interco. Int. Amort. to JVinc. | - | 4.1 | 1.9 |
| Depreciation | 0.2 | 1.6 | 3.0 |
| **EBITDA** | **$4.7** | **$63.4** | **$73.9** |
| *Margin %* | *2%* | *17%* | *12%* |
| | | | |
| Add: Purch. Acctg. In COGS | - | - | 2.9 |
| Add: (Profit)/Loss from JVs | 0.5 | (17.1) | 6.0 |
| Add: Transaction Costs | - | - | 1.2 |
| Add: Impairment in COGS | - | - | - |
| Less: Debt Forgiveness Income | - | - | - |
| Less: Vale Imputed Int. in COGS[1] | - | (4.3) | (10.0) |
| **Operating EBITDA** | **$5.1** | **$42.0** | **$73.9** |
| *Margin %* | *3%* | *11%* | *12%* |

**Source**: Landsea Homes Management **Notes:** 1) Imputed interest related to a land banking transaction that was treated as a product financing arrangement.

LANDSEA HOMES
Live in your element®

# RECONCILIATIONS OF ADJUSTED METRICS
## CONT'D

| ADJUSTED NET INCOME | | | | | |
|---|---|---|---|---|---|
| *$ in millions* | FYE 12/31 | | | | |
| | 2018 | 2019 | 2020E | 2021E | 2022E |
| **Net Income (Loss) to Landsea** | **$29.2** | **$17.2** | **$0.8** | **$33.3** | **$63.9** |
| Add: Interco. Interest in COGS[1] | 9.2 | 15.6 | 10.4 | 7.5 | 3.2 |
| Add: Inventory Impairments | 0.0 | 0.0 | 3.4 | 0.0 | 0.0 |
| Add: Purch. Acctg. in COGS[2] | 0.0 | 2.9 | 9.0 | 8.2 | 11.6 |
| Add: (Profit)/Loss from JV's | (13.0) | 7.9 | 14.2 | (1.6) | 0.0 |
| Total Adjustments | (3.9) | 26.4 | 36.9 | 14.1 | 14.8 |
| *Normalized Effective Tax Rate* | *28%* | *22%* | *27%* | *27%* | *27%* |
| **Tax-Effected Adjustments** | **(2.8)** | **20.7** | **27.0** | **10.3** | **10.8** |
| **Illustrative Adj. Net Income to Landsea** | **$26.4** | **$37.9** | **$27.8** | **$43.5** | **$74.7** |

**Source:** Landsea Homes Management **Notes:** 1) Intercompany interest pushed down by our parent 2) Purchase accounting adjustments from business combinations and acquired inventory.

LANDSEA® HOMES
*Live in your element®*

LANDSEA® HOMES

*Live in your element®*